First Northwest Bancorp

Investor Presentation

Third Quarter 2021

October 2021

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam and Jefferson Counties

- Bank holding company for First Fed, a growing community bank with $1.8 billion* in assets
- First Fed is a Washington state-chartered savings bank, headquartered in Port Angeles where it was founded in 1923
- 16 locations: 8 in Clallam and Jefferson Counties, 2 in Kitsap county, 4 in Whatcom County, 2 in King County
- Full-service bank offering consumer, mortgage, and commercial solutions leveraging both in-person and digital delivery channels in our emerging and legacy markets

* All data as of September 30, 2021, unless otherwise specified

We design and deliver delightful, accessible, and effortless financial solutions by empowering our team members to improve the lives of those we serve.

First Fed Mission Statement

First Northwest Bancorp

Market Expansion

- Opened first King County branch on July 26, 2021, after the acquisition of the Bellevue, Washington branch of Sterling Bank and Trust of Southfield, Michigan, adding $65.4 million in deposit accounts.
- Executed lease to relocate Commercial and Mortgage Lending and Business Center from Downtown Seattle to Downtown Bellevue.
- Relocated Fairhaven, Washington Branch to central location in town.
- Opened new branch location in Ferndale, Washington. Hired Branch Manager with over 30 years' experience in this market.

First Fed Executive Team



Matt Deines (48)
President and CEO



Terry Anderson (52)
Chief Credit Officer



Derek Brown (50)
Chief HR & Marketing Officer



Geri Bullard (56)
Chief Financial Officer



Kelly Liske (44)
Chief Banking Officer



Chris Riffle (45)
Chief Operating Officer | General Counsel



Randy Riffle (45)
Chief Lending Officer

First Northwest Bancorp

Experienced Leadership Collaborating Across PNW

Name	Title	Location	Years with First Fed	Years in Industry
Matthew P. Deines	President, Chief Executive Officer and Director	Port Angeles, Seattle	2	20+
Terry Anderson	Executive VP, Chief Credit Officer	Sequim	3	25+
Derek J. Brown	Executive VP, Chief Human Resources and Marketing Officer	Sequim	6	20+
Geri Bullard	Executive VP, Chief Financial Officer	Port Angeles, Boise	1.5	25+
Kelly Liske	Executive VP, Chief Banking Officer	Port Townsend	15	20+
Christopher J. Riffle	Executive VP, Chief Operating Officer and General Counsel	Port Angeles	4	14+
Randy Riffle	Executive VP, Chief Lending Officer	Mercer Island	1.5	20+
Brett Bies	SVP, Chief Information Officer	Port Angeles	10	15+
Jennifer Bolton	SVP, Senior Director – Digital Marketing	Seattle	1	5+
Simran Chaturvedi	SVP, Director of Credit & Data Strategy	New York	<1	15
Julie Ellis	SVP, Commercial Loan Operations Manager	Des Moines	<1	25
Tyanna Gadbaw	SVP, Director of Operations	Port Angeles	16	16
David Henry	SVP, Director of Mortgage & Consumer Credit	Port Angeles	5	18
Stephanie Nicklaus	SVP, Senior Credit Administrator	Tacoma	1	18+
Kasi O'Leary	SVP, Director of Commercial Banking	Port Angeles	16	16
Andy Pohlman	SVP, Regional Market President	Bellingham	1	19+
Dawnya Scarano	SVP, Director of Customer Experience	Sequim	37	37
Joel Smith	SVP, Director of Mortgage Lending	Bellingham	3	10+
Steven Smith	SVP, Director of Commercial Banking, East	Bellevue	2	25+

Major Strategic Initiatives

Investment in Technology

- Deposit Account Opening (Terafina)
- Mortgage Production (Blend/Ellie Mae)
- Digital Consumer Lending (Meridian Link)
- Small Business Lending (Sageworks)
- Digital Marketing Program (Salesforce)
- Construction Lending (Built)
- Data/API Platform (MuleSoft)
- FP&A Software (Adaptive Insights)

Launch of quin

- Joint Venture launched in early 2021
- Version 1 of product soft-launched Q3 2021
- Custom built mobile app designed by quin employees formerly from Simple, Acorns, Cross River, Quovo and Vetter
- quin is offered nationally and focuses on financial wellness and lifestyle protection for Millennials and Gen Z
- Revenue is generated by subscription fee and interchange income

Marketplace Lending

- Focus on leveraging our charter, credit and compliance capabilities and low cost of capital
- In due diligence with two companies
- Fee income and interest income potential
- Water Station Partnership to finance equipment loans for individuals looking for tax relief and cash flow
- Actively reviewing other partnership opportunities

Fintech Partners

- Primary focus is on payments utilizing our compliance capabilities and access to payment rails
- Will consider adding low-cost deposit gathering strategies in the future
- In discussions with technology partners to enhance existing payment capabilities to move toward same day (real time) payments
- Performing due diligence on two payment related fintechs which would utilize and pay for First Fed payment rails

Selected Balance Sheet Detail


$726,891
$850,933
$1,150,299
$839,458
$931,605
$1,237,771
$841,146
$970,700
$1,250,310
$1,061,417
$1,254,456
$1,564,670
$1,345,126
$1,522,916
$1,845,137
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3
Loans, Net ALLL
Total Deposits
Total Assets

Source: Company documents; Financial data as of September 30, 2021

Substantial Growth While Enhancing Asset Mix


Other
$34,084
3%
BOLI
$29,754
2%
Cash
$56,481
5%
Investments
$288,845
23%
Q3 2019
Total Assets:
$1,250M
Loans, Net ALLL
$841,146
67%


Other
$43,959
3%
BOLI
$38,104
2%
Cash
$52,079
3%
Investments
$369,111
24%
Q3 2020
Total Assets:
$1,565M
Loans, Net ALLL
$1,061,417
68%


Other
$58,921
3%
BOLI
$39,080
2%
Cash
$76,120
4%
Investments
$325,890
18%
Q3 2021
Total Assets:
$1,845M
Loans, Net ALLL
$1,345,126
73%

Source: Company documents; Financial data as September 30, 2021

Securities Portfolio



Corp Debt
17%
Corp ABS
3%
SBA
6%
MBS
40%
Munis
34%

Investment Portfolio Characteristics as of September 30, 2021

- Book Value: $322.3 Million
- Market Value $325.9 Million
- Effective Duration: 5.54 years
- Average Life: 5.84 years
- Municipal Securities – Portfolio Ratings:
  - Aaa/AAA $23.9M
  - Aa1/AA+ $ 7.2M
  - Aa2/AA- $42.9M
  - Aa3/AA- $29.4M
  - A1/A+ $ 2.2M
  - A2/A $ 4.7M
- 100% available-for-sale securities

Source: Company documents; Financial data as September 30, 2021

First Northwest Bancorp

Building Revenue (TTM)



2019Q3
2020Q3
2021Q3
$38,101
$40,441
$55,161
TTM Net Interest Income



2019Q3
2020Q3
2021Q3
$1,753
$1,718
$2,069
$1,126
$4,380
$6,249
TTM Interchange Income
TTM Revenue from Sold Loans



Net Interest Income 86.0%
Non-interest Income 14.0%
Q3 2019

TTM Total Operating Revenue: $44.3M



Net Interest Income 74.8%
Non-interest Income 25.2%
Q3 2020

TTM Total Operating Revenue: $54.1M



Net Interest Income 78.1%
Non-interest Income 21.9%
Q3 2021

TTM Total Operating Revenue: $70.7M

Source: Company documents; Financial data as September 30, 2021

Measurable Improved Profitability

Trailing Twelve Month Net Income ($M)



$6,240
$4,861
$8,926
$8,742
$14,110
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

Trailing Twelve Month ROAA (%)



0.58%
0.40%
0.71%
0.65%
0.82%
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

Trailing Twelve Month Efficiency Ratio (%)



78.83%
79.70%
73.04%
75.14%
76.41%
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

Trailing Twelve Month Net Interest Margin (%)



3.19%
3.16%
3.19%
3.16%
3.44%
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

Source: S&P Global Market Intelligence, Company documents; Financial data as of September 30, 2021

Net Interest Income and Margin


$15,500
$14,500
$13,500
$12,500
$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2.80%
3.10%
3.17%
3.14%
3.11%
3.10%
3.36%
3.46%
3.48%
3.34%
3.58%
2Q 2019
3Q 2019
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021
Net Interest Income
Net Interest Margin

$ in thousands

Source: S&P Global Market Intelligence; Financial data as of September 30, 2021

First Northwest Bancorp

Balance Sheet Growth

Actual (Ex. PPP)
Actual (Ex. PPP)

Total Assets ($M)

CAGR[1]: 12.0%



$1,150
$1,238
$1,250
$1,565
$32
$1,845
$27
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

Total Loans and Leases ($M)

CAGR[1]: 15.2%



$727
$839
$841
$1,061
$32
$1,345
$27
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

Total Deposits ($M)

CAGR[1]: 14.4%



Loan / Deposit (%)
$851
$932
$971
$1,255
$1,523
85%
90%
87%
85%
88%
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

Total Equity ($M)



$178
$172
$177
$181
$187
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

1) CAGR calculated from first period to last period shown in chart

Source: Company documents; Financial data as of September 30, 2021

Leading Deposit Market Share

Clallam County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	**First Northwest Bancorp (WA)**	**7**	**1,012**	**38.7**
2	Sound Financial Bancorp Inc. (WA)	3	437	16.7
3	FS Bancorp Inc. (WA)	2	217	8.3
4	JPMorgan Chase & Co. (NY)	2	212	8.1
5	Wells Fargo & Co. (CA)	1	164	6.3
6	U.S. Bancorp (MN)	2	161	6.2
7	Umpqua Holdings Corp. (OR)	2	142	5.4
8	KeyCorp (OH)	2	120	4.6
9	Olympic Bancorp Inc. (WA)	2	94	3.6
10	Washington Federal Inc. (WA)	1	51	2.0
	Total For Institutions In Market	24	2,615	

Kitsap County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Bank of America Corporation (NC)	5	1,089	23.9
2	Olympic Bancorp Inc. (WA)	11	955	20.9
3	JPMorgan Chase & Co. (NY)	5	679	14.9
4	Wells Fargo & Co. (CA)	5	461	10.1
5	Columbia Banking System Inc. (WA)	6	377	8.3
6	KeyCorp (OH)	5	263	5.8
7	U.S. Bancorp (MN)	4	167	3.7
8	**First Northwest Bancorp (WA)**	**2**	**157**	**3.4**
9	Liberty Northwest Bncp Inc (WA)	1	148	3.2
10	Timberland Bancorp Inc. (WA)	2	84	1.8
	Total For Institutions In Market	51	4,560	

Whatcom County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Peoples Bancorp (WA)	9	1,352	24.3
2	Bank of America Corporation (NC)	2	678	12.2
3	U.S. Bancorp (MN)	5	563	10.1
4	JPMorgan Chase & Co. (NY)	4	479	8.6
5	Washington Federal Inc. (WA)	5	472	8.5
6	Banner Corp. (WA)	5	432	7.8
7	Wells Fargo & Co. (CA)	2	413	7.4
8	KeyCorp (OH)	4	297	5.3
9	Heritage Financial Corp. (WA)	2	236	4.2
10	Pacific Financial Corp. (WA)	3	233	4.2
11	Umpqua Holdings Corp. (OR)	3	169	3.0
12	**First Northwest Bancorp (WA)**	**2**	**111**	**2.0**
	Total For Institutions In Market	48	5,567	

Jefferson County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	First Northwest Bancorp (WA)	1	193	23.2
2	FS Bancorp Inc. (WA)	2	166	19.9
3	Olympic Bancorp Inc. (WA)	2	161	19.3
4	JPMorgan Chase & Co. (NY)	1	101	12.2
5	U.S. Bancorp (MN)	2	82	9.8
6	Wells Fargo & Co. (CA)	1	67	8.1
7	Sound Financial Bancorp Inc. (WA)	1	62	7.5
8	**First Northwest Bancorp (WA)**	**1**	**193**	**23.2**
	Total For Institutions In Market	10	831	

Source: FDIC; Deposit data as of June 30, 2021

Strong Core Deposit Composition


Brokered CDs
4%
Retail CDs
12%
Non-Int.
Checking
22%
Interest
Checking
12%
MMDA &
Savings
50%

(Dollars in thousands) Deposits by Type	9/30/2021 Balance	% of Total
MMDA & Savings	$767,192	50.4%
Non-Int. Checking	$328,463	21.6%
Retail CDs	$189,960	12.5%
Interest Checking	$182,181	12.0%
Brokered CDs	$55,120	3.6%
Total Deposits	**$1,522,916**	**100.0%**
Core Deposits	$1,467,796	96.4%

- Strong deposit base with "sticky" funding – core deposits of $1.5B, which represents 96.4% of total deposits
- 0.23% cost of total deposits for the quarter ending 9/30/2021
- Cost of total deposits down 24 basis points from the quarter ended 9/30/2020
- Non-interest bearing deposits grew 112% since 9/30/2020

1) Core deposits defined as total deposits less brokered CDs

Source: Company documents; Financial data as September 30, 2021

Loan Portfolio Composition


Other Consumer
4%
PPP
2%
Commercial
and Industrial
5%
Auto
9%
Commercial
Real Estate
26%
Multi-Family
13%
Construction
and
Development
16%
1-4 Family
25%

(Dollars in thousands) Loans by Type	9/30/2021 Balance	% of Total
Commercial Real Estate	$353,356	26.0%
1-4 Family	$333,313	24.5%
Construction and Development	$214,472	15.8%
Multi-Family	$177,560	13.1%
Auto	$119,214	8.8%
Commercial and Industrial	$65,081	4.8%
Other Consumer	$63,024	4.6%
PPP	$26,858	2.0%
Deferred Fees	$7,491	0.6%
Total Loans	**$1,360,369**	**100.0%**

- Commercial relationship-based lending strategy with strong credit culture
- MRQ yield on loans of 4.47%
- Construction lending categories to total loans: acquisition-renovation loans 3.9%, 1-4 family construction 4.9%, and multi-family construction 5.9%
- Approximate 74.3% NOO / 31.7% OO commercial real estate split (excluding Multi-Family)

Source: Company documents; Financial data as September 30, 2021

Historically Strong Asset Quality

NPA / Assets (%)


0.16
0.20
0.12
0.21
0.06
Texas Ratio
2021 Q3: 0.57%
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

Loan Loss Reserve / Total Loans (%)


1.17
1.10
1.11
1.21
1.13
ALLL/Total Loans (Ex. PPP)
2021 Q3: 1.14%
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

NCOs / Avg. Loans (%)


-0.05
0.07
0.05
0.18
0.01
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

- Growth focused on appropriate risk adjusted return loan types
- Use of enhanced underwriting throughout the COVID-19 pandemic
- Portfolio Stress Tests indicate minimal losses
- Loans Past Due/Total Loans 0.04% as of September 30, 2021

Source: S&P Global Market Intelligence, Company documents; Financial data as of September 30, 2021

Returning Capital to Shareholders

Status of Share Repurchase Program

- On October 28, 2020, the Company announced that its Board of Directors had authorized the repurchase and retirement of up to an additional ~1 million shares of its common stock, or 10% of the outstanding shares at that time
- As of September 30, 2021, the Company had repurchased 307,485 shares of common stock at an average price of $16.81 per share for a total cost of $5.2 million

Dividend History

- The Company has paid a consistent quarterly cash dividend since the fourth quarter of 2018
- Board-approved dividend for Q4 2021, announced on October 27, 2021, increased to $0.07 per share


$0.03
$0.03
$0.05
$0.06
$0.07
2018 Q4
2019 Q3
2020 Q3
2021 Q3
2021 Q4
* Board approved

Source: Company documents; Financial data as September 30, 2021

First Northwest Bancorp

Bank Level Capital Ratios

TCE / TA


11.9%
11.1%
11.4%
10.1%
10.4%
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

Leverage Ratio


12.5%
11.5%
12.2%
10.3%
10.6%
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

Tier 1 Capital Ratio


18.0%
17.0%
17.5%
13.4%
13.4%
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

Total RBC Ratio


19.1%
18.2%
18.7%
14.6%
14.4%
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

Source: Company documents; Financial data as September 30, 2021

Consolidated Capital Ratios



Trailing Twelve Month Return on Avg. Equity
3.48%
2.78%
5.13%
4.94%
7.56%
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3



Trailing Twelve Month Earnings per Share
$0.58
$0.47
$0.89
$0.93
$1.52
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3



Historical Book Value per Share
$15.03
$15.18
$16.42
$17.48
$18.65
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3



Historical TCE Ratio
15.47%
13.89%
14.18%
11.55%
10.07%
2017 Q3
2018 Q3
2019 Q3
2020 Q3
2021 Q3

Source: S&P Global Market Intelligence, Company documents; Financial data as of September 30, 2021

First Northwest Bancorp

Consolidated Historical Balance Sheet

	For the Quarter Ending				
	2020Q3	2020Q4	2021Q1	2021Q2	2021Q3
Assets ($000)					
Total Cash and Cash Equivalents	52,079	65,155	99,271	80,722	76,120
Available for Sale Securities	369,111	364,296	393,495	370,500	325,890
Other Securities	5,944	5,977	3,997	5,597	4,397
Total Cash & Securities	**427,134**	**435,428**	**496,763**	**456,819**	**406,407**
Gross Loans Held for Investment	1,074,424	1,155,816	1,170,704	1,260,928	1,360,369
Loan Loss Reserve	(13,007)	(13,847)	(14,265)	(14,588)	(15,243)
Loans Held for Sale	4,754	3,753	4,037	1,971	2,231
Total Net Loans	**1,066,171**	**1,145,722**	**1,160,476**	**1,248,311**	**1,347,357**
Total Servicing Rights	1,545	2,120	2,309	2,381	2,934
Fixed Assets	14,737	14,785	14,795	16,386	18,188
Bank-owned Life Insurance	38,104	38,353	38,596	38,839	39,080
Total Other Assets	16,979	17,941	23,354	24,655	31,171
Total Assets	**1,564,670**	**1,654,349**	**1,736,293**	**1,787,391**	**1,845,137**
Liabilities ($000)					
Non-Interest Bearing	236,007	274,930	296,232	307,119	328,463
Interest Bearing	1,018,449	1,058,587	1,138,575	1,134,619	1,194,453
Total Deposits	**1,254,456**	**1,333,517**	**1,434,807**	**1,441,738**	**1,522,916**
FHLB Borrowings	109,150	109,977	50,000	90,000	60,000
Subordinated Debt	-	-	39,310	39,241	39,261
Total Other Liabilities	20,396	24,472	30,078	27,819	35,516
Total Liabilities	**1,384,002**	**1,467,966**	**1,554,195**	**1,598,798**	**1,657,693**
Equity ($000)					
Total Equity	**180,668**	**186,383**	**182,098**	**188,593**	**187,444**
Total Liabilities and Equity	**1,564,670**	**1,654,349**	**1,736,293**	**1,787,391**	**1,845,137**

Source: Company documents; Financial data as September 30, 2021

First Northwest Bancorp

Consolidated Historical Income Statement

	For the Quarters Ending				
	2020Q3	2020Q4	2021Q1	2021Q2	2021Q3
	(Dollars in thousands)				
Interest and fees on loans receivable	11,097	11,894	12,541	12,866	14,581
Interest on mortgage-backed and investment securities	2,168	2,018	2,034	2,124	715
Other interest income	106	65	58	61	1,423
Interest Income	**13,371**	**13,977**	**14,633**	**15,051**	**16,719**
Total interest expense	1,610	1,300	1,150	1,402	41
Net Interest Income	**11,761**	**12,677**	**13,483**	**13,649**	**16,678**
Provision for Loan Losses	**1,350**	**930**	**500**	**300**	**700**
Loan and Deposit Fees	868	940	837	1,001	1,015
Sold Loan Servicing Fees, Net	148	146	30	13	815
Net Gain on Sale of Loans	1,725	2,324	1,337	921	663
Net Gain on Sale of Investments	969	912	0	1,124	1,286
Bank-Owned life Insurance, Net	622	249	244	242	241
Other	449	67	256	571	265
Total Noninterest Income	**4,781**	**4,638**	**2,704**	**3,872**	**4,285**
Compensation & Benefits	6,070	7,193	7,295	8,559	8,713
Other	4,011	4,526	4,799	5,148	5,221
Total Noninterest Expense	**10,081**	**11,719**	**12,094**	**13,707**	**13,934**
Net Income before Taxes	**5,111**	**4,666**	**3,593**	**3,514**	**6,329**
Provision for Taxes	1,436	850	473	663	946
Net Income	**3,675**	**3,816**	**3,120**	**2,851**	**5,383**
Net loss attributable to noncontrolling interest	0	0	0	145	121
Net Income Attributable to FNWB	**3,675**	**3,816**	**3,120**	**2,996**	**5,504**

Source: Company documents; Financial data as September 30, 2021

First Northwest Bancorp

Market Footprint

16 locations:

- 7 in Clallam County: 5 branches, 2 ITMs only
- 1 in Jefferson County
- 2 in Kitsap County
- 2 in King County: 1 branch* and a Business Center
- 4 in Whatcom County: 3 branches and a Business Center

* Bellevue branch and team acquired from Sterling Savings Bank on July 23, 2021.


Branches
ITMs
Lending Center

Thank You!

Contact

Matt Deines
President and CEO
matt.deines@ourfirstfed.com

Geri Bullard
EVP | CFO
geri.bullard@ourfirstfed.com